                                2,000,000 SHARES

                              INFOCURE CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT



                                _______ __, 1997


Josephthal Lyon & Ross Incorporated
Cruttenden Roth Incorporated
c/o Josephthal Lyon & Ross Incorporated
200 Park Avenue, 24th Floor
New York, New York   10166


On behalf of the Several
Underwriters named in
Schedule I attached hereto.

Ladies and Gentlemen:

         InfoCure Corporation, a Delaware corporation (the "Company"), proposes to sell to you and the other underwriters named in Schedule I attached hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), all of which are to be issued and sold by the Company. In addition, those certain stockholders of the Company set forth on Schedule II attached hereto (the "Selling Stockholders"), propose to grant to the Underwriters an option to purchase up to an additional 300,000 shares of Common Stock (the "Option Shares") solely for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The obligation of each Selling Stockholder to sell Option Shares to the Underwriters under this Agreement shall be as set forth opposite his name on Schedule II attached hereto. The Firm Shares and the Option Shares are together called the "Shares."

1.       Sale and Purchase of the Shares.

         On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

                  (a) The Company agrees to issue and sell the Firm Shares to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at the purchase price per share of Common Stock of $_____ (the "Initial Price"), the aggregate number of Firm Shares set forth opposite such Underwriter's name on Schedule I attached hereto. The Underwriters agree to offer the Firm Shares to the public as set forth in the Prospectus (as hereinafter defined).

                  (b) The Selling Stockholders grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the number of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as hereinafter defined), and from time to time thereafter within 30 days after the date of this Agreement, upon written, telecopy or telegraphic notice, or verbal or telephonic notice confirmed by written, telecopy or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before any Option Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.


                  (c) On the Firm Shares Closing Date (as defined below), the Company shall issue and sell to Josephthal Lyon & Ross Incorporated ("Josephthal") and Cruttenden Roth Incorporated ("Cruttenden"), individually and not as Representatives of the Underwriters, for an aggregate purchase price of $.001 per warrant, warrants representing the right of the Representatives to purchase an aggregate number of shares of Common Stock (the "Warrant Shares") equal to 10% of the Firm Shares (which warrants shall be evidenced in the form set forth as an exhibit to the Registration Statement) (the "Representatives' Warrants"). The Representatives' Warrants shall be allocated between each of the Representatives as the Company shall be advised in writing by Josephthal.

         2.       Delivery and Payment.


                  Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds or same-day wire transfer to the Company, as designated in writing by the Company no later than two business days before the Firm Shares Closing Date (as hereinafter defined), shall take place at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, at 10:00 a.m., New York City time, on the third business day following the date on which the public offering of the Shares commences (unless such date is postponed in accordance with the provisions of Section 10(b) hereof), or at such time and place on such other date, not later than ten business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date"). The public offering of the Shares shall be deemed to have commenced at the earlier of (a) the time, after the Registration Statement (as hereinafter defined in Section 4) becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Firm Shares or (b) the time, after the Registration Statement becomes effective, when the Firm Shares are first released by you for offering by the Underwriters or dealers by letter, telecopy or telegram.

                  In the event the option with respect to the Option Shares is exercised, delivery by the Selling Stockholders of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds or same-day wire transfer to the Selling Stockholders, as designated in writing by the Company no later than two business days before the Option Shares Closing Date (as hereinafter defined), shall take place at the offices of Josephthal, at the address specified above, or such other place as the parties may mutually agree upon, at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in
         Section 1(b) (such time and date of delivery and payment is called the "Option Shares Closing Date(s)"). The Firm Shares Closing Date and the Option Shares Closing Date(s) are called, individually, a "Closing Date" and, together, the "Closing Dates."


                  Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two business days before the Firm Shares Closing Date or the Option Shares Closing Date(s), as the case may be, and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the business day before the Firm Shares Closing Date or the Option Shares Closing Date(s), as the case may be.

  3.   Public Offering.

         The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus (as hereinafter defined in Section 4), as soon after the effective date of the Registration Statement and the date of this Agreement as the Representatives deem advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).


4.       Representations and Warranties of the Company and the Selling
         Stockholders.

                  (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                           (i) The Company has filed with the Securities and
                  Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form SB-2 (Registration No. 333-18923), including in such registration statement, and each such amendment, a related preliminary prospectus (a "Preliminary Prospectus"), for the registration of the Firm Shares and the Option Shares, in conformity with the requirements of the Securities Act of 1933 (the "Act"). The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Shares, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means such registration statement, as amended, on file with the Commission at the time such registration statement becomes effective (including the prospectus, financial statements, exhibits, and all other documents filed as a part thereof or incorporated by reference directly or indirectly therein), provided that such registration statement, at the time it becomes effective, may omit such information as is permitted to be omitted from a registration statement when it becomes effective pursuant to Rule 430A of the General Rules and Regulations promulgated under the Act (the "Regulations"), which information ("Rule 430A Information") shall be deemed to be included in such registration statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or
                  (4) of the Regulations; the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time the Original Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus included in the Registration Statement, or any amendments thereto, before it becomes effective under the Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when it becomes effective, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with your consent pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" means the final prospectus included as part of the Registration Statement, except that if the prospectus relating to the securities covered by the Registration Statement in the form first filed on behalf of the Company with the Commission pursuant to Rule 424(b) of the Regulations shall differ from such final prospectus, the term "Prospectus" shall mean the prospectus as filed pursuant to Rule 424(b) from and after the date on which it shall have first been used.

                           (ii) When the Registration Statement becomes
                  effective, and at all times subsequent thereto to and including the Closing Dates, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it becomes effective, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) will contain all Rule 430A Information; and each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this
                  Section 4(a)(ii) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company as stated in Section 7(c) with respect to any Underwriter by or on behalf of such Underwriter through the Representatives expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto.

                           (iii) If the Company has elected to rely on Rule
                  462(b) and the Rule 462(b) Registration Statement has not been declared effective, then (i) the

                  Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and
                  (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

                           (iv) Neither the Commission nor the "blue sky" or
                  securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Firm Shares or the Option Shares nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

                           (v) Any contract, agreement, instrument, lease, or
                  license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                           (vi) The Company is a corporation duly organized,
                  validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on its business as now being conducted and in the manner described in the Prospectus. The Company does not own, lease or license any property or conduct any business outside the United States of America. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those listed on Schedule III attached hereto, those permitted to be excluded pursuant to Item 601, Exhibit 21 of Regulation S-B and, on or after the Firm Shares Closing Date, the Founding Businesses (as hereinafter defined) (each such corporation a "Subsidiary" and collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, as listed on Schedule III attached hereto or, with respect to the Founding Businesses on or after the Firm Shares Closing Date, as listed on Schedule IV hereto. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its or any of their properties (owned, leased or licensed) or the nature of its or any of their businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not, either singly or in the aggregate, have a material adverse effect on the assets or properties, business, financial condition or results of operations of the Company or any of the Subsidiaries.

                           (vii) The authorized capital stock of the Company
                  consists of 25,000,000 shares of Common Stock, of which ___________ shares are outstanding, and 5,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), none of which shares are outstanding. Each outstanding share of Common Stock and each outstanding share of capital stock of each Subsidiary has been duly and validly authorized and issued, fully paid, and is non-assessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. There is no commitment, plan, preemptive right or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, shares of capital stock of the Company or of any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus.

                           (viii) The financial statements of the Company and
                  each of the Founding Businesses included in the Registration Statement and the Prospectus fairly present in all material respects, with respect to the Company and each of the Founding Businesses, the financial position, the results of operations, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934 (the "Exchange Act")) consistently applied throughout the periods involved and are in accordance with the books and records of the Company and the Founding Businesses, as applicable. The accountants whose reports on the audited financial statements of the Company and the Founding Businesses are filed with the Commission as a part of the Registration Statement are, and during the periods covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and each of the Founding Businesses within the meaning of the Act and the Regulations. No other financial statements are required by Form SB-2 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company or any of the Founding Businesses from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

                           (ix) There is no litigation, arbitration, claim,
                  governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any Subsidiary, or any of its respective operations, business, properties, or assets, except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any Subsidiary. Neither the Company nor any Subsidiary is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any of the Subsidiaries. Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree which violation or default would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any Subsidiary; nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.


                           (x) Except as described in the Prospectus, neither
                  the Company nor any Subsidiary maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections
                  (2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the foregoing are collectively, "ERISA Plans"). Neither the Company nor any Subsidiary maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in
                  Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any Subsidiary to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any Subsidiary has ever completely or partially withdrawn from a "multiemployer plan."

                           (xi) Each of the Company and the Subsidiaries does
                  not own any real property and has good title to all other properties and assets which the Prospectus indicates are owned by it, and has valid and enforceable leasehold interests in each of such items, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages (collectively, "Encumbrances") (except Encumbrances which do not materially interfere with the use of the property or the conduct of the business except as may be properly described in the Prospectus). No real property owned, leased, licensed or used by the Company or any Subsidiary lies in an area which is, or to the knowledge of the Company will be, subject to zoning, use or building code restrictions which would prohibit, and no state of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing or use of any real or personal property exists or will exist which would prevent the continued effective ownership, leasing, licensing or use of such real property in the business of the Company and each Subsidiary as presently conducted or as the Prospectus indicates it contemplates conducting (except as may be properly described in the Prospectus).

                           (xii) Each of the Company and the Subsidiaries, and
                  to the best knowledge of the Company, any other party, is not now or reasonably expected by the Company to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any Subsidiary or by which any of its respective properties or business may be bound or affected, and no event has occurred which with notice or lapse of time or both would constitute such a default, and each such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding is in full force and is the legal, valid and binding obligation of the parties thereto and is enforceable as to them in accordance with its terms. Each of the Company and the Subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither the Company nor any Subsidiary is a party to or bound by any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company or any Subsidiary. Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of their respective certificates of incorporation (or other charter document) or by-laws.

                           (xiii) The Company and each of the Subsidiaries have
                  filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them to the extent that the same are material and have become due.

                           (xiv) No transfer tax, stamp duty or other similar
                  tax is payable by or on behalf of the Underwriters in connection with (i) the issuance by the Company or sale by the Selling Stockholders of the Shares, (ii) the purchase by the Underwriters of the Shares from the Company and/or the Selling Stockholders and the purchase by the Representatives of the Representatives' Warrants from the Company, (iii) the consummation by the Company and the Selling Stockholders of any of its or their obligations under this Agreement, or (iv) resales of the Shares in connection with the distribution contemplated hereby.

                           (xv) Each of the Company and the Subsidiaries
                  maintains insurance policies, including, but not limited to, general liability and property insurance, which insures the Company, any Subsidiary and their respective employees, against such losses and risks generally insured against by comparable businesses. Neither the Company nor any Subsidiary
                  (A) has failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's or any Subsidiary's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (B) has any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) has failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any Subsidiary.

                           (xvi) All patents, patent applications, trademarks,
                  trademark applications, trade names, service marks, copyrights, copyright applications, franchises, and other intangible properties and assets including trade secrets, know-how, inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively, the "Intangibles") that each of the Company and the Subsidiaries owns, possesses or has pending, or under which it is licensed, are in good standing and uncontested. There is no right under any Intangible necessary to the business of the Company or any Subsidiary as presently conducted or as the Prospectus indicates the Company and the Subsidiaries have that the Company and the Subsidiaries do not have (except as may be so described in the Prospectus). Neither the Company nor any

                  Subsidiary has infringed, is infringing, in any material respect, or has received any notice of infringement with respect to asserted Intangibles of others. To the best knowledge of the Company, there is no infringement by others of Intangibles of the Company or any Subsidiary. To the best knowledge of the Company, there is no Intangible of others which is expected to have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company or any of the Subsidiaries.


                           (xvii) Each of the Company and the Subsidiaries has
                  taken reasonable security measures to protect the secrecy, confidentiality and value of all its Intangibles in all material respects.

                           (xviii) Neither the Company nor any Subsidiary or any
                  director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. No transaction required to be disclosed in the Prospectus has occurred between or among the Company, any Subsidiary, and any of their respective officers or directors or any affiliates or affiliates of any such officer or director, except as described in the Prospectus.

                           (xix) The Company has all requisite power and
                  authority to execute, deliver and perform this Agreement and the Representatives' Warrants (collectively, the "Company Documents"). All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of the Company Documents. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms subject to applicable bankruptcy, insolvency reorganization laws and other similar laws of general application relating to the enforcement of creditors' rights. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by the Company or any Subsidiary for the execution, delivery or performance by the Company of this Agreement (except filings under the Act which have been or will be made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement). No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement, and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, accelerate the due date of any payments under, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on the Company or any Subsidiary or to which any of its respective operations, business, properties or assets are subject.


                           (xx) The Firm Shares and the Option Shares are duly
                  and validly authorized. The Firm Shares and the Option Shares, when delivered in accordance with this Agreement will be duly and validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons, and the Underwriters will receive good title to the Firm Shares purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                           (xxi) The Representatives' Warrants are duly and
                  validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The Warrant Shares are validly authorized and reserved for issuance and, when issued and delivered upon exercise of the Representatives' Warrants, will be validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The holders of the Representatives' Warrants will receive good title to the securities purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.

                           (xxii) The Firm Shares, the Option Shares, the
                  Representatives' Warrants, the Preferred Stock, and the Common Stock conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                           (xxiii) Subsequent to the respective dates as of
                  which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described therein, there has not been any material adverse change in the assets or properties, business or results of operations or financial condition of the Company or any Subsidiary, whether or not arising from transactions in the ordinary course of business; neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance; since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any Subsidiary has undertaken any liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business; and neither the Company nor any Subsidiary has (A) issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend or made any distribution on any of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                           (xxiv) Neither the Company nor any Subsidiary or any
                  of their respective officers, directors or affiliates (as defined in the Regulations) or any of the Selling Stockholders, has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Firm Shares or the Option Shares.

                           (xxv) The Company has obtained from its executive
                  officers, directors and principal stockholders, his or its enforceable written agreement, in form and substance satisfactory to counsel for the Underwriters, that for a period of 180 days from the date on which the public offering of the Shares commences he or it will not, without the prior written consent of Josephthal, on behalf of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or other securities of the Company (or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options), beneficially owned by him or it.

                           (xxvi) Neither the Company nor any Subsidiary is, or
                  intends to conduct its business in a manner in which it would be, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940 (the "Investment Company Act").

                           (xxvii) All offers and sales of the Company's capital
                  stock prior to the date hereof, other than offers and sales made pursuant to the Acquisitions (as hereinafter defined), were at all relevant times exempt from the registration requirements of the Act and were the subject of an available exemption from the registration requirements of all applicable state securities or blue sky laws. The offers and sales of the Company's capital stock made pursuant to the Acquisitions were made in compliance with Rule 145(a) under the Act.

                           (xxviii) No person or entity has the right to require
                  registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                           (xxix) Except as may be set forth in the Prospectus,
                  neither the Company nor any Subsidiary has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                           (xxx) No transaction has occurred between or among
                  the Company, any Subsidiary, and any of their respective officers or directors or any affiliates of any such officer or director, that is required to be described in and is not described in the Registration Statement and the Prospectus.

                           (xxxi) The Common Stock, including the Shares, are
                  authorized for quotation on the American Stock Exchange upon official notice of issuance.

                           (xxxii) Any certificate signed by any officer of the
                  Company or any officer of any Subsidiary, and delivered to the Underwriters or to Underwriters' Counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                           (xxxiii) Each of the minute books of the Company and
                  any Subsidiary has been made available to the Underwriters and contains a complete summary of all meetings and actions of the directors and stockholders of the Company and any Subsidiary, respectively, since the time of its respective incorporation, and reflects all transactions referred to in such minutes accurately in all respects.

                           (xxxiv) The Company has filed with Commission a
                  registration statement, and may have filed one or more amendments thereto, on Form S-4 (Registration No. 333-20571) (the "Merger Registration Statement"), for the registration of 3,678,844 shares of Common Stock, in conformity with the requirements of the Act. When the Merger Registration Statement becomes effective, and during such longer period until any post-effective amendment thereto shall become effective, the Merger Registration Statement (and any post-effective amendment thereto) and the prospectus included as part thereof (the "Merger Prospectus") (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Merger Registration Statement or the Merger Prospectus) will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, will comply with the Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Merger Registration Statement or the Merger Prospectus which has not then been set forth in such an amendment or supplement. Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued a Stop Order suspending the use of any preliminary prospectus, the Merger Prospectus, the Merger Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Merger Registration Statement, or suspending the registration or qualification of the shares of Common Stock registered thereunder nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

                           (xxxv) American Medcare Corporation ("AMC") is the
                  record holder and sole beneficial owner of all of the issued and outstanding stock of each of International Computer Solutions, Inc. ("ICS"), Millard-Wayne, Inc. ("Millard-Wayne") and Health Care Division, Inc. ("HCD"), which owns substantially all of the assets used in connection with the business of the former Healthcare Division of Info Systems of North Carolina, Inc. The Company has entered into the agreements listed on Schedule IV hereto (the "Acquisition Agreements") with respect to the acquisitions (the "Acquisitions") of AMC, DR Software, Inc. ("DR Software"), KComp Management Systems, Inc. ("KComp"), and Rovak, Inc. ("Rovak") (AMC, ICS, Millard-Wayne, HCD, DR Software, KComp and Rovak are collectively referred to herein as the "Founding Businesses"). The Company has all requisite power and authority to execute, deliver and perform each of the Acquisition Agreements. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery and performance of the Acquisition Agreements. Each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company, is the legal valid and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms.


                           (xxxvi) Neither the Company nor any Subsidiary or any
                  of their respective affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba. If, at any time after the date that the Registration Statement is declared effective with the Commission or with the Florida Department of Banking and Finance (the "Florida Department"), whichever date is later, and prior to the end of the period referred to in the first clause of Section 4(a)(ii) hereof, the Company commences business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within ninety days after such commencement of business in Cuba, and during the period referred to in
                  Section 4(a)(ii) hereof will inform the Florida Department within ninety days after any change occurs with respect to previously reported information.


                  (b) Each of the Selling Stockholders severally, and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

                           (i) Such Selling Stockholder has all requisite power
                  and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder, is the legal, valid and binding obligation of such Selling Stockholder, and is enforceable as to such Selling Stockholder in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization laws and other similar laws of general application relating to the enforcement of creditor's rights. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder for the execution, delivery or performance of this Agreement (except filings under the Act which have been made before the applicable Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement) by such Selling Stockholder. No consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which any of such Selling Stockholder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Selling Stockholder or to which any of such Selling Stockholder's operations, business, properties, or assets are subject.

                           (ii) Such Selling Stockholder has good title to the
                  Option Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts, and when such Option Shares are delivered in accordance with this Agreement, the Underwriters will receive good title to such Option Shares from such Selling Stockholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts.


                           (iii) Certificates in negotiable form for all Option
                  Shares to be sold by such Selling Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Stockholder, have been placed in custody with ________________ (the "Custodian") for the purpose of effecting delivery hereunder and thereunder.

                           (iv) Neither such Selling Stockholder nor any of such
                  Selling Stockholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Option Shares.

                           (v) All information furnished or to be furnished to
                  the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus is true in all respects and does not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (vi) Except as may be set forth in the Prospectus,
                  such Selling Stockholder has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                           (vii) Such Selling Stockholder has no knowledge that,
                  and does not believe that, any representation or warranty of the Company contained in Section 4(a) of this Agreement is incorrect.

                           (viii) Such Selling Stockholder has not, directly or
                  indirectly, used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment from corporate funds.

                           (ix) No transaction has occurred between or among
                  such Selling Stockholder and the Company, any Subsidiary or any other Selling Stockholder that is required to be described in the Registration Statement or the Prospectus and is not so properly described.

                           (x) There is not pending or threatened against such
                  Selling Stockholder any action, suit or proceeding (or circumstances that may give rise to the same) which (i) questions the validity of this Agreement or any action taken or to be taken by such Selling Stockholder pursuant to or in connection with the foregoing, or (ii) which is required to be disclosed in the Registration Statement and the Prospectus which is not so disclosed, and such proceedings which are summarized in the Registration Statement and the Prospectus, if any, are accurately summarized in all material respects.

                           (xi) No stamp duty or similar tax is payable by or on
                  behalf of the Underwriters in connection with (i) the sale of the Option Shares to be sold by such Selling Stockholder, (ii) the purchase by the Underwriters of the Option Shares to be sold by such Selling Stockholders, (iii) the consummation by such Selling Stockholder of any of its obligations under this Agreement or (iv) resales of the Option Shares in connection with the distribution contemplated hereby.

                           (xii) Such Selling Stockholder does not have any
                  registration rights or other similar rights with respect to any securities of the Company; and such Selling Stockholder does not have any right of first refusal or other similar right to purchase any securities of the Company upon the issuance or sale thereof by the Company or upon the sale thereof by any other stockholder of the Company.

                           (xiii) Any certificate signed by or on behalf of such
                  Selling Stockholder and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by such Selling Stockholders to the Underwriters as to the matters covered thereby.

5.       Conditions of the Underwriters' Obligations.

         The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject, in the Representatives' sole discretion, to each of the following terms and conditions:


                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement; if the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 a.m. New York time, on the date on which the amendment to the registration statement originally filed with respect to the Shares or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Shares has been filed with the Commission, and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or, with respect to the Original Registration Statement, such later time and date as shall have been consented to by the Representatives.

                  (b) No order preventing or suspending the use of any preliminary prospectus, the Prospectus or the Merger Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement or the Merger Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement, the Merger Registration Statement, the Prospectus or the Merger Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                  (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date, and the Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date (i) a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer of the Company to the effect that the persons executing such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company contained in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date and (ii) a certificate, addressed to the Representatives and dated such Closing Date, of each of the Selling Stockholders to the effect that the representations and warranties of such Selling Stockholder are true and correct on and as of such Closing Date and such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Stockholder at or prior to such Closing Date.


                  (e) At the time this Agreement is executed, the Underwriters shall have received a letter, dated the date hereof, addressed to the Underwriters in form and substance satisfactory (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriters and Underwriters' Counsel, from BDO Seidman, LLP:

                           (i) confirming that they are independent certified
                  public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations;

                           (ii) stating that it is their opinion that the
                  consolidated financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Representatives may rely upon the opinion of____________ with respect to the financial statements and supporting schedules included in the Registration Statement;

                           (iii) stating that, on the basis of a limited review
                  which included a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company and the Subsidiaries, consultations with officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the pro forma financial information contained in the Registration Statement and Prospectus does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or is not fairly presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the audited consolidated financial statements of the Company or the unaudited pro forma financial information included in the Registration Statement, (B) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement, or (C) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company and the Subsidiaries, or any decrease in the stockholders' equity or net current assets or net assets of the Company and the Subsidiaries as compared with amounts shown in the balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (D) during the period from ________ to a specified date not more than five (5) days prior to the effective date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company and the Subsidiaries, in each case as compared with the corresponding period beginning __________other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                           (iv) setting forth at a date not later than five (5)
                  days prior to the date of the Registration Statement, the amount of liabilities of the Company and the Subsidiaries (including a break-down of commercial paper and notes payable to banks);

                           (v) stating that they have compared specific dollar
                  amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards), set forth in the letter and found them to be in agreement;

                           (vi) stating that they have not during the
                  immediately preceding five (5) year period brought to the attention of any of the Company's or the Subsidiaries' management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure

                  Related Matters Noted in an Audit," in any of the Company's or the Subsidiaries' internal controls;

                           (vii) stating that they have in addition carried out
                  certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; and

                           (viii) statements as to such other matters incident
                  to the transaction contemplated hereby as the Representatives may request.

                  At the Firm Shares Closing Date and each Option Shares Closing Date, if any, the Underwriters shall have received from BDO Seidman, LLP a letter, dated as of the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than five days prior to Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (e) of this Section with respect to certain amounts, percentages and financial information as specified by the Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).


                  References to the Registration Statement and the Prospectus in this paragraph (e) are to such documents as amended and supplemented at the date of such letter.

                  (f) The Representatives shall have received on each Closing Date from Glass, McCullough, Sherrill & Harrold, LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                           (i) The Company is a corporation duly organized,
                  validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, the Company has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus. To the knowledge of such counsel, the Company does not own, lease or license any property or conduct any business outside the United States of America. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those listed on Schedule III attached hereto, those permitted to be excluded pursuant to Item 601,
                  Exhibit 21 of Regulation S-B and, on or after the Firm Shares Closing Date, the Founding Businesses. Each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, as listed on Schedule III attached hereto or, with respect to the Founding Businesses on or after the Firm Shares Closing Date, as listed on Schedule IV hereto. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its or any of their properties (owned, leased or licensed) or the nature of its or any of their businesses makes such qualification necessary except for such jurisdictions where the failure to so qualify would not, either singly or in the aggregate, have a material adverse effect on the assets or properties, business, financial condition or results of operations of the Company or any of the Subsidiaries.

                           (ii) The Company has authorized, issued and
                  outstanding capital stock as set forth in the capitalization table under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form. Each outstanding share of Common Stock and each outstanding share of capital stock of each Subsidiary has been duly and validly authorized and issued, fully paid, and is non-assessable, without any personal liability attaching to the ownership thereof, and has not been issued and is not owned or held in violation of any preemptive right of stockholders. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or of any Subsidiary or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of any Subsidiary, except as may be properly described in the Prospectus. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company, except as may be properly described in the Prospectus.

                           (iii) To the knowledge of such counsel, there is no
                  litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation before any court or before any public body or board pending, threatened, or in prospect (or any basis therefor) with respect to the Company, any Subsidiary, or any of their respective operations, businesses, properties, assets, or financial condition except as may be properly described in the Prospectus or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company or any of the Subsidiaries. To the knowledge of such counsel, neither the Company nor any Subsidiary is involved in any labor dispute, nor is such dispute threatened, which dispute would have a material adverse effect upon the operations, business, properties, assets or financial condition of the Company or any Subsidiary. To the knowledge of such counsel, neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be properly described in the Prospectus or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, assets, or financial condition of the Company or any of the Subsidiaries; nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.

                           (iv) To the knowledge of such counsel, neither the
                  Company nor any Subsidiary or any other party is now or is reasonably expected by the Company or any Subsidiary to be in violation or breach of, or in default with respect to, complying with any term, obligation or provision of any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding which is material to the Company or any Subsidiary or by which any of their respective properties or businesses may be bound or affected and to the knowledge of such counsel no event has occurred which with notice or lapse of time or both would constitute such a default.

                           (v) Neither the Company nor any Subsidiary is in
                  violation or breach of, or in default with respect to, any term of their certificates of incorporation (or other charter documents) or by-laws.

                           (vi) The Company has all requisite power and
                  authority to execute, deliver and perform this Agreement and each of the Acquisition Agreements, to issue and sell the Shares and to issue and sell the Representatives' Warrants. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery and performance by the Company of the Company Documents and the Acquisition Agreements. Each of the Company Documents and each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company, and is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and court decisions with respect thereto. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by the Company or any Subsidiary, for the execution, delivery or performance by the Company of the Company Documents and the Acquisition Agreements (except filings under the Act which have been made prior to the Closing Date and filings or consents under "blue sky" or securities laws, as to which such counsel need express no opinion). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except filings made under the rules of the NASD as to which such counsel need express no opinion); and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel, or violate or result in a breach of any term of the certificate of incorporation (or other charter document) or bylaws of the Company or any Subsidiary, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or any Subsidiary or to which any of their respective operations, businesses, properties or assets are subject.

                           (vii) The Representatives' Warrants have been duly
                  and validly authorized for issuance. Such opinion delivered at the Firm Shares Closing Date shall state that the Representatives' Warrants to be delivered on that date have been duly and validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and will not have been issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The Warrant Shares are validly authorized and reserved for issuance and, upon issuance, delivery and payment therefor, as described in the Representatives' Warrants, will be validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. The holders of the Representatives' Warrants will receive good title to the securities purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. The Warrant Shares and the

                  Representatives' Warrants conform substantially and in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                           (viii) The Firm Shares and the Option Shares are duly
                  and validly authorized. Such opinion delivered at each Closing Date shall state that each such Share to be delivered on that date is duly and validly issued, fully paid, and non-assessable, with no personal liability attaching to the ownership thereof, and is not issued in violation of any preemptive rights of stockholders, optionholders, warrantholders and any other persons. Such opinion delivered at the Firm Shares Closing Date shall state that the Underwriters have received good title to the Shares purchased by them from the Company, for the consideration contemplated herein and in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code, free and clear of any liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and other claims. The Common Stock, the Preferred Stock, the Firm Shares and the Option Shares conform to all statements relating thereto contained in the Registration Statement or the Prospectus.

                           (ix) To the knowledge of such counsel, any contract,
                  agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein. To the knowledge of such counsel, any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                           (x) Insofar as statements in the Prospectus purport
                  to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases or licenses, such statements have been prepared or reviewed by such counsel and to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                           (xi) Neither the Company nor any Subsidiary is an
                  "investment company" as defined in Section 3(a) of the Investment Company Act and, if each of the Company and the Subsidiaries conducts its business as set forth in the Prospectus, will not become an "investment company" and will not be required to be registered under the Investment Company Act.

                           (xii) To the knowledge of such counsel, no person or
                  entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement except such persons or entities from whom written waivers of such rights have been received prior to the Closing Date.

                           (xiii) The Registration Statement has become
                  effective under the Act. No Stop Order has been issued and no proceedings for that purpose has been instituted or are threatened, pending, or to such counsel's knowledge, contemplated.

                           (xiv) The Registration Statement, any Rule 430A
                  Prospectus, and the Prospectus, and any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Regulations. The conditions for the use of Form SB-2 have been satisfied with respect to the Registration Statement.

                           (xv) To the knowledge of such counsel, since the
                  effective date of the Registration Statement, no event has occurred which is required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been set forth in such an amendment or supplement.


                           (xvi) The agreement of each officer, director,
                  principal stockholder of the Company and each Subsidiary, stating that for a period of 180 days from the date on which the public offering of the Shares commences, such officer, director and principal stockholder will not, without the prior written consent of Josephthal, on behalf of the Underwriters, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any other securities of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options) beneficially owned by such person (assuming due authorization, execution and delivery by such individual and execution by the other parties thereto) constitutes the legal, valid and binding obligation of such individual enforceable against such person in accordance with its terms.

                           (xvii) Except as described in the Prospectus, there
                  are no claims, payments, issuances, arrangements or understandings for services in the nature of a finders or origination fee with respect to the sale of the Shares hereunder or financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD;

                           (xviii) Except as described in the Prospectus,
                  neither the Company nor any Subsidiary (A) maintains, sponsors or contributes to any ERISA Plans, (B) maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (C) has ever completely or partially withdrawn from a "multiemployer plan".


                  In addition, such counsel shall state that such counsel has participated in the preparation of the Registration Statement, any Rule 430A Prospectus, or the Prospectus, or any amendment or supplement thereto (other than financial statements and other financial data and schedules which are or should be contained in any thereof, as to which such counsel need express no opinion) and in conferences with officers and other representatives of the Company, each Subsidiary and each Selling Stockholder, representatives of the Representatives and representatives of the independent accountants of the Company, at which conferences the contents of the Registration Statement, any Rule 430A Prospectus, the Prospectus and related matters were discussed and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, any Rule 430A Prospectus, or any amendment or supplement thereto (except as specified in the foregoing opinion), on the basis of the foregoing and relying as to materiality upon the representations of executive officers of the Company, each Subsidiary and each Selling Stockholder after conferring with such executive officers and Selling Stockholders, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, except for the financial statements and other financial and statistical data included therein as to which counsel need express no opinion, as amended or supplemented on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering its opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by the Company as to laws of any jurisdiction other than the Federal laws of the United States, the General Corporate Law of the state of Delaware and the laws of the state of Georgia, provided that
         (1) each such local counsel is reasonably acceptable to the Representatives and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is addressed to the Representatives and is in form and substance reasonably satisfactory to them and their counsel. In addition, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Subsidiaries, provided that executed copies of such certificates are provided to the Representatives.

                  (g) The Representatives shall have received on each Option Shares Closing Date from the respective counsel for each of the Selling Stockholders, an opinion, addressed to the Representatives, and dated such Closing Date, to the effect that:

                           (i) Such Selling Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and to sell his Option Shares. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder, and is the legal, valid and binding obligation of such Selling Stockholder enforceable as to such Selling Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and court decisions with respect thereto. No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal state, local or other governmental authority or any court or other tribunal is required by such Selling Stockholder, for the execution, delivery or performance by such Selling Stockholder of this Agreement (except filings under the Act which have been made prior to the Closing Date and filings or consents under "blue sky" or securities laws, as to which such counsel need express no opinion). To the knowledge of such counsel, no consent of any party to any contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding to which such Selling Stockholder is a party, or to which his property or assets are subject, is required for the execution, delivery or performance of this Agreement; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, indenture, mortgage, deed of trust, note, arrangement or understanding, in each case known to such counsel.

                           (ii) Such opinion delivered at each of the Option Shares Closing Dates shall state that such Selling Stockholder has, pursuant to this Agreement, transferred to each of the several Underwriters who has purchased such Option Shares in good faith and without actual notice of any lien, encumbrance, equity or adverse claim within the meaning of the Uniform Commercial Code, good and valid title to such Selling Stockholder Shares free and clear of all liens, encumbrances, equities or claims.

                  In rendering its opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of local counsel retained by such Selling Stockholder, provided that (1) each such local counsel is reasonably acceptable to the Representatives and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is addressed to the Representatives and is in form and substance reasonably satisfactory to them and their counsel. In addition, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on a certificates of such Selling Stockholder, provided that executed copies of such certificates are provided to the Representatives.

                  (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and its counsel, and the Underwriters shall have received from Squadron, Ellenoff, Plesent & Sheinfeld, LLP, a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company and the Selling Stockholders shall have furnished to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (i) On the Firm Shares Closing Date, the Company shall have issued to the Representatives the Representatives' Warrants equal to 10% of the Firm Shares.

                  (j) On the Firm Shares Closing Date, each of the Acquisitions shall have been consummated in accordance with the terms and conditions of the respective Acquisition Agreements.

6.       Covenants of the Company and the Selling Stockholders.

                  (a)      The Company covenants and agrees as follows:

                           (i) The Company shall use its best efforts to cause
                  the Registration Statement to become effective as promptly as possible. If the Registration Statement has become or becomes effective with a form of prospectus omitting Rule 430A information, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company shall notify you immediately, and confirm such notice in writing, (A) when the Registration Statement and any post-effective amendment thereto become effective, (B) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the Prospectus, or any amendment or supplement thereto, and (C) of the receipt of any notification with respect to a Stop Order. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for their review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any Stop Order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) During the time when a Prospectus relating to
                  the Shares is required to be delivered hereunder or under the Act or the Regulations, comply so far as it is able with all requirements imposed upon it by the Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act and the Regulations, any event as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Regulations, the Company promptly shall prepare and file with the Commission, subject to the third sentence of paragraph (i) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                           (iii) The Company shall make generally available to
                  its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Act or Rule 158 of the Regulations.

                           (iv) The Company shall furnish to the Representatives
                  and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits and amendments thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act or the Regulations, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                           (v) The Company shall cooperate with the
                  Representatives and its counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.


                           (vi) During a period of seven years after the date
                  hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the
                  Representatives:

                                a) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company and the Subsidiaries for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

                                b) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company and the Subsidiaries as at the end of the preceding fiscal year, together with statements of operations, stockholders equity, and cash flows of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

                                c) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                                d) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                                e) every press release and every material news item or article of interest to the financial community in respect of the Company, the Subsidiaries or their respective affairs which was released or prepared by or on behalf of the Company or the Subsidiaries; and

                                f) any additional information of a public nature concerning the Company or the Subsidiaries (and any future subsidiaries) or any of their respective businesses which the Representatives may request.

                      During such seven-year period, if the Company has
                  active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                           (vii) The Company will maintain a transfer agent and,
                  if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the transfer agent) for its Common Stock.

                           (viii) Without the prior written consent of
                  Josephthal, on behalf of the Underwriters, for a period of 180 days from the date on which a public offering of the Shares commences, the Company shall not issue, sell or register with the Commission or otherwise dispose of, directly or indirectly, any securities of the Company (or any securities convertible into or exercisable or exchangeable for securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the issuance of shares of Common Stock pursuant to the Merger Registration Statement and the issuance of shares of Common Stock pursuant to outstanding stock options and warrants.

                           (ix) If the Company elects to rely on Rule 462(b),
                  the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 p.m., New York City time, on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                           (x) The Company shall make all filings required , as
                  applicable, to be made under applicable securities laws and by the American Stock Exchange on or before the last Closing Date.

                           (xi) Prior to each Closing Date and for a period of
                  25 days thereafter, the Representatives shall be given reasonable written prior notice of any press release or other direct or indirect communication and of any press conference with respect to the Company, the financial conditions, results of operations, business, properties, assets, liabilities of the Company, or this public offering of the Shares.

                           (xii) Until expiration of the Representatives'
                  Warrants, the Company shall keep reserved sufficient shares of Common Stock for issuance upon exercise thereof.

                           (xiii) The Company shall make all filings required to
                  be made under the Exchange Act and such filings shall comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                           (xiv) The Company shall arrange and participate in
                  conference calls on a quarterly basis in connection with the release of its quarterly earnings for a period of three years from the Firm Shares Closing Date, and the Company shall provide the Representatives with appropriate notification of such conference calls at least three business days prior to all such conference calls.

                           (xv) None of the Company, any Subsidiary, nor any of
                  their respective officers, directors, stockholders (including, but not limited to, the Selling Stockholders), nor any of their respective affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

                           (xvi) The Company shall apply the net proceeds from
                  the sale of the Shares in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company or any Subsidiary.

                           (xvii) The Company shall furnish to the
                  Representatives as early as practicable prior to each of the date hereof, the Firm Shares Closing Date and the Option Shares Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants.

                           (xviii) For a period of five (5) years from the Firm
                  Shares Closing Date, the Company shall furnish to the Representatives at the Company's sole expense (i) daily consolidated transfer sheets relating to the Common Stock,
                  (ii) the list of holders of all of the Company's securities and (iii) a Blue Sky "Trading Survey" for secondary sales of the Company's securities prepared by counsel to the Company.

                           (xix) As soon as practicable (i) but in no event more
                  than 10 business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Shares, and (ii) but in no event more than 30 days from the effective date of the Registration Statement, take all necessary and appropriate actions to be included in Standard and Poors Corporation Descriptions and Moodys OTC Manual and to continue such inclusion for a period of not less than seven
                  (7) years.

                           (xx) The Company hereby agrees that it will not for a
                  period of thirteen (13) months from the effective date of the Registration Statement, adopt, propose to adopt or otherwise permit to exist any employee, officer, director, consultant or compensation plan or arrangement permitting (i) the grant, issue, sale or entry into any agreement to grant, issue or sell any option, warrant or other contract right (x) at an exercise price that is less than the greater of the public offering price of the Shares set forth herein and the fair market value on the date of grant or sale or (y) to any of its executive officers or directors or to any holder of 5% or more of the Common Stock; and (ii) the maximum number of shares of Common Stock or other securities of the Company purchasable at any time pursuant to options or warrants issued by the Company to exceed ______shares; (iii) the payment for such securities with any form of consideration other than cash, or (iv) the existence of stock appreciation rights, phantom options or similar arrangements.


                           (xxi) For a period equal to the lesser of (i) seven
                  (7) years from the date hereof, and (ii) the sale to the public of the Warrant Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration under the Act of the Warrant Shares.


                  (b) The Company and the Selling Stockholders agree to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses (except certain costs and expenses of the Representatives as set forth below) relating to the registration and public offering of the Shares including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and any documents required to be delivered with any Preliminary Prospectus or the Prospectus, and the printing, filing and distribution of the Agreement Among Underwriters, this Agreement and related documents; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(v), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the

         National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by
         Section 6(a)(vi); (vii) inclusion of the Shares for listing on the American Stock Exchange; (viii) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia and "tomb-stone" advertisement expenses; (ix) costs and expenses in connection with Company counsel's due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained; and (x) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company and the Selling Stockholders to the Underwriters. Without limiting the obligations of the Company and the Selling Stockholders set forth above, the Company and each Selling Stockholder agree to pay all of their other costs and expenses incident to the performance of their respective obligations under this Agreement and the sale of the Shares by them hereunder.

                  [(c)     The Company further agrees that, in addition to the
         expenses payable pursuant to subsection (b) of this Section 6, it will pay to the Representatives on the Closing Date by certified or bank cashiers check or, at the election of the Representatives, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to one and three quarters percent (1 3/4%) of the gross proceeds received by the Company from the sale of the Firm Shares, $_______ of which has been paid to date. In the event the Representatives elect to exercise the over-allotment option described in Section 2(a) hereof, each of the Selling Stockholders agree to pay to the Representatives on the Option Shares Closing Date (by certified or bank cashiers check or, at the Representatives' election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to one and three-quarters percent (1 3/4%) of the gross proceeds received by each of the Selling Stockholders from the sale of the Option Shares.]

7.       Indemnification.

                  (a) The Company and each of the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7 "Underwriter" shall include the officers, directors, stockholders, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 10 hereof), and each person, if any, who controls the Underwriter (a "controlling person") within the meaning of Section 15 of the Act or
         Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Shares; or (iii) in any application or other document or written communication (in this Section 7 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, the American Stock Exchange or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made exclusively in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

                  The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company or the Selling Stockholders may have at common law or otherwise.

                  (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company [and/or each of the Sellers] within the meaning of the Act, to the same extent as the foregoing indemnity from the Company and each of the Selling Stockholders to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. Each of the Company and the Selling Stockholders acknowledge that the statements with respect to the public offering of the Shares set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.


                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, suit or proceeding , such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of such indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable period of time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of additional counsel shall be borne by the indemnifying parties. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.


8.       Contribution.


                  In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7 hereof provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Shares or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where each of the Company or the Selling Stockholders is a contributing party and the Underwriters are the indemnified party, the relative benefits received by each of the Company or the Selling Stockholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8 the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of Section 7 hereof, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this
         Section 8, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 8, or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

9.       Termination.


                  This Agreement may be terminated by the Representatives with respect to the Shares to be purchased on any Closing Date by notifying the Company and the Selling Stockholders at any time prior to the purchase of the Shares:

                  (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering of the Shares; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange or the NASDAQ National Market System has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority; or

                  (b) at or before any Closing Date, if any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Stockholders, except that (i) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of the Representatives' counsel) incurred by them in connection with the proposed purchase and sale of the

         Shares or in contemplation of performing their obligations hereunder; and (ii) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company and the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal. In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 5, 9 and 10 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 6 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.      Substitution of Underwriters.

                  If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 5 or Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date:


                  (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date does not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, however, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter; or

                  (b) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company and the Selling Stockholders shall be entitled to an additional business day within which they may, but are not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

                  In any such case, either the Representatives or the Company and the Selling Stockholders shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives, the Company and the Selling Stockholders. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this
         Section 10 within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and the Selling Stockholders and without liability on the part of the Company and the Selling Stockholders, except in both cases as provided in Sections 6(b), 7, 8, 9 and 10. The provisions of this
         Section 10 shall not in any way affect the liability of any defaulting Underwriter to the Company or the Selling Stockholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

11.      Miscellaneous.

                  The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective heirs, executors, administrators, personal representatives, successors and assigns and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, the Selling Stockholders or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.


                  All notices and communications hereunder shall be in writing and mailed or delivered, or by telefax or telegraph if subsequently confirmed by letter, (a) if to the Representatives, to Josephthal Lyon & Ross Incorporated, 200 Park Avenue, 24th

         Floor, New York, New York 10166, Attention: Michael Loew, Esq., telecopy: (212) 949-9887, with a copy to Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, Attention:
         Christopher Jennings, telecopy: (714) 852-9603; (b) if to the Company, to the Company's agent for service as such agent's address appears on the cover page of the Registration Statement; and (c) if to any Selling Stockholder, to such Selling Stockholder's address and telecopy number as set forth on Schedule II hereto.


                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the person or persons or entity or entities require.

                  All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom.

                  Please confirm that the foregoing correctly sets forth the agreement among us.

                                         Very truly yours,

                                         INFOCURE CORPORATION



                                         By:
                                             ------------------------------
                                             Name:
                                             Title:




                                         ----------------------------------
                                         ROBERT L. FINE



                                         ----------------------------------
                                         W.K. PRICE



                                         NORSON'S INTERNATIONAL, LLC


                                         By:
                                             ------------------------------
                                             Name:
                                             Title:

Confirmed on behalf of itself
and as the Representatives of the several Underwriters named in Schedule I annexed hereto:



Josephthal Lyon & Ross Incorporated


By:
   ------------------------------
   Name:
    Title:




CRUTTENDEN ROTH INCORPORATED


By:
   ------------------------------
   Name:
   Title:

                                   SCHEDULE I




                                                          NUMBER OF FIRM
                                                           SHARES TO BE
NAME OF UNDERWRITER                                          PURCHASED
-------------------                                       --------------
Josephthal Lyon & Ross Incorporated....................
Cruttenden Roth Incorporated...........................


                Total                                        2,000,000


                                   SCHEDULE II

NAME, ADDRESS AND TELECOPY NUMBER OF         NUMBER OF SHARES TO BE SOLD
SELLING STOCKHOLDER
Robert L. Fine                               136,615
7675 Fox Court
Duluth, GA 30155

W. K. Price                                  88,390
3987 Land O'Lakes Drive
Atlanta, GA 30342

Norson's International, LLC                  74,995
1411 Rouse Lane, Suite 201
Roswell, GA 30076

                                  SCHEDULE III

SUBSIDIARY                                   JURISDICTION OF INCORPORATION
DR Software, Inc.                            Georgia
Millard-Wayne, Inc.                          Florida
KComp Management Systems, Inc.               California
International Computer Solutions, Inc.       Georgia
Rovak, Inc.                                  Minnesota
Health Care Division, Inc.                   Georgia

                                   SCHEDULE IV

                             ACQUISITION AGREEMENTS

                                   [TO FOLLOW]

                              INFOCURE CORPORATION


                                       AND


                       JOSEPHTHAL LYON & ROSS INCORPORATED



                                REPRESENTATIVE'S
                                WARRANT AGREEMENT




                                          Dated as of _________, 1997

       REPRESENTATIVE'S WARRANT AGREEMENT dated as of ________, 1997 by and between INFOCURE CORPORATION, a Delaware corporation (the "Company"), and JOSEPHTHAL LYON & ROSS INCORPORATED, (hereinafter referred to variously as the "Holder" or the "Representative").

                                   WITNESSETH

       WHEREAS, the Company proposes to issue to the Representative warrants ("Warrants") to purchase up to an aggregate of 200,000 shares of common stock, $.001 par value, of the Company (the "Common Stock"); and

       WHEREAS, the Representative has agreed pursuant to the underwriting agreement (the "Underwriting Agreement") dated as of the date hereof by and [among] [between] the Representative, the Company [and the selling stockholders of the Company who are listed therein,] to act as the Representative in connection with the Company's proposed public offering of up to 2,000,000 shares of Common Stock at a public offering price of $_________ per share of Common Stock (the "Public Offering"); and

       WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the Closing Date (as such term is defined in the Underwriting Agreement) by the Company to the Representative in consideration for, and as part of the Representative's compensation in connection with, the Representative acting as the Representative pursuant to the Underwriting Agreement;

         NOW, THEREFORE, in consideration of the premises, the payment by the Representative to the Company of an aggregate of ______________ dollars ($________ ), the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant. The Holder is hereby granted the right to purchase, at any time from _________, 199_ [one year from the effective date of the registration statement] until 5:30 P.M., New York time, on ________, 200_ [five years from the effective date of the registration statement], up to an aggregate of 200,000 shares of Common Stock at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $______ [120% of the public offering price per share] per share of Common Stock subject to the terms and conditions of this Agreement. Except as expressly set forth herein, the shares issuable upon exercise of the Warrants are in all respects identical to the shares of Common Stock being purchased by the Representative for resale to the public pursuant to the terms and provisions of the Underwriting Agreement.

         2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3. Exercise of Warrant.

               3.1 Method of Exercise. The Warrants initially are exercisable at an exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 6 hereof payable by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock purchased at the Company's principal offices in Atlanta, Georgia (presently located at 2970 Clairmont Road, Suite 950), the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

               3.2 Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 3.1 hereof and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by
(y) a fraction, the numerator of which is the Market Price (as defined below) of the Common Stock less the Exercise Price, and the denominator of which is such Market Price. Solely for the purposes of this paragraph, Market Price shall be calculated either (i) on the date which the form of election attached hereto is deemed to have been sent to the Company pursuant to Section 13 hereof (the "Notice Date"), or (ii) as the average of the Market Prices for each of the five trading days immediately preceding the Notice Date, whichever of (i) or (ii) is greater.

               3.3 Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by NASDAQ, the average closing bid price as furnished by the NASD through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

         4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Common Stock (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5. Restriction On Transfer of Warrants. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof; and that the Warrants may not be sold, transferred, assigned, hypothecated or otherwise disposed of, in whole or in part, for a period of one
(1) year from the date hereof, except to officers of the Representative.

         6. Exercise Price.

         6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be [$_____] [120% of the initial public offering price] per share of Common Stock. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

         6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7. Registration Rights.

         7.1 Registration Under the Securities Act of 1933. The Warrants, the Shares and any of the other securities issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of the Warrants, certificates representing the Common Stock underlying the Warrants and any of the other securities issuable upon exercise of the Warrants (collectively, the "Warrant Shares") shall bear the following legend:

                        The securities represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         7.2 Piggyback Registration. For a period of seven (7) years from the effective date (the "Effective Date") of the Company's registration statement on Form S--, if the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Representative and to all other Holders of the Warrants and/or the Warrant Shares of its intention to do so. If the Representative or other Holders of the Warrants and/or Warrant Shares notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford each of the Representative and such Holders of the Warrants and/or Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement.

         Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         7.3 Demand Registration.

            (a) For a period of five (5) years from the Effective Date, the Holders of the Warrants and/or Warrant Shares representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Representative and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Shares for nine (9) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Shares who notify the Company within ten (10) days after receiving notice from the Company of such request.

            (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Shares within ten (10) days from the date of the receipt of any such registration request.

            (c) In addition to the registration rights under Section 7.2 and subsection (a) of this Section 7.3, for a period of five (5) years from the Effective Date, any Holder of Warrants and/or Warrant Shares shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for nine (9) consecutive months by any such Holder of its Warrant

Shares provided, however, that the provisions of Section 7.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

            (d) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Shares within the time period specified in Section 7.4(a) hereof pursuant to the written notice specified in Section 7.3(a) of a Majority of the Holders of the Warrants and/or Warrant Shares, upon the written notice of election of a Majority of the Holders of the Warrants and/or Warrant Shares it shall have the option to repurchase (i) any and all Warrant Shares at the higher of the Market Price per share of Common Stock on (x) the date of the notice sent pursuant to
Section 7.3(a) or (y) the expiration of the period specified in Section 7.4(a), and (ii) any and all Warrants at such Market Price less the Exercise Price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 7.4(a) or (ii) the delivery of the written notice of election specified in this Section 7.3(d).

         7.4 Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 or 7.3 hereof, the Company covenants and agrees as follows:


            (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Shares such number of prospectuses as shall reasonably be requested.

            (b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Holder(s) will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 7.3(c).

            (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (d) The Company shall indemnify and hold harmless the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever including, without limitation, the fees and expenses of legal counsel) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Representative contained in Section 8 of the Underwriting Agreement.

            (e) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Section 8 of the Underwriting Agreement pursuant to which the Representative has agreed to indemnify the Company.

            (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

            (g) The Company shall not permit the inclusion of any securities other than the Warrant Shares to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement filed pursuant to Section 7.3 hereof, without the prior written consent of the Holders of the Warrants and Warrant Shares representing a Majority of such securities.

            (h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the Effective Date (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the Effective Date (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

            (i) The Company shall as soon as practicable after the Effective Date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11 (a) of the Act and covering a period of at least 12 consecutive months beginning after the Effective Date.

            (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

            (k) The Company shall enter into an underwriting agreement with the underwriters selected for such underwriting by the Holders of a Majority of the Warrant Shares requested to be included in such underwriting, which may be the Representative. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

            (l) In addition to the Warrant Shares, upon the written request therefor by any Holder(s), the Company shall include in the registration statement any other securities of the Company held by such Holder(s) as of the date of filing of such registration statement, including without limitation restricted shares of Common Stock, options, warrants or any other securities convertible into shares of Common Stock.

            (m) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Shares, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Shares that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith and (ii) have not been resold to the public.

         8. Adjustments to Exercise Price and Number of Securities.

         8.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         8.2 Stock Dividends and Distributions. In case the Company shall pay a dividend in, or make a distribution of, shares of Common Stock or of the Company's capital stock convertible into Common Stock, the Exercise Price shall forthwith be proportionately decreased. An adjustment made pursuant to this
Section 8.2 shall be made as of the record date for the subject stock dividend or distribution.

         8.3 Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of Securities issuable upon the exercise at the adjusted exercise price of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         8.4 Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Common Stock outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of any Warrant either shares of Common Stock or a like number of such securities with greater or superior voting rights.

         8.5 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

         8.6 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

            (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants; or

            (b) If the amount of said adjustment shall be less than two cents ($.2) per Warrant Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2(cent)) per Warrant Share.

         9. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         10. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.

         11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on NASDAQ/NM.

         12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

            (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

            (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

            (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

            (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

         14. Supplements and Amendments. The Company and the Representative may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than the Representative) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Representative may deem necessary or desirable and which the Company and the Representative deem shall not adversely affect the interests of the Holders of Warrant Certificates.

         15. Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         16. Termination. This Agreement shall terminate at the close of business on ________, 200_. Notwithstanding the foregoing, the indemnification provisions of Section 7 shall survive such termination until the close of business on ________ , 200_.

         17. Governing Law: Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to its rules governing the conflicts of laws.

         The Company and the Representative hereby agree that any action, proceeding or claim against it arising out of or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Representative hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon the Company or the Representative (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and the Representative agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         18. Entire Agreement: Modification. This Agreement (including the Underwriting Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         19. Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         20. Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

         21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Representative and any other registered Holder(s) of the Warrant Certificates or Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Representative and the Holder(s) of the Warrant Certificates or Warrant Shares.

         22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]

                                         INFOCURE CORPORATION


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:


Attest:
        -----------------
        Secretary

                                         JOSEPHTHAL LYON & ROSS INCORPORATED


                                         By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                       EXERCISABLE ON OR BEFORE 5:30 P.M.,
                        NEW YORK TIME, ___________ , 200_

No. W-_______

                               WARRANT CERTIFICATE



This Warrant Certificate certifies that ________, or registered assigns, is the registered holder of _________ Warrants, each Warrant entitling the holder to purchase initially, at any time from _______ 199_ [one year from the effective date of the Registration Statement] until 5:30 p.m. New York time on ________, 200__ [five years from the effective date of the Registration Statement] ("Expiration Date"), one fully-paid and non-assessable share of common stock, $.__ par value ("Common Stock") of ________, a ________ corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $__________ [120% of the public offering price] per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of__________ , 199_ by and between the Company and JOSEPHTHAL LYON & ROSS INCORPORATED (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or by surrender of this Warrant Certificate.

         No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

          Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

          The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated as of           , 1997
            ----------
                                                    INFOCURE CORPORATION


[SEAL]                                              By:
                                                        -----------------------
                                                        Name:
                                                        Title:
Attest:

---------------------------
Secretary

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House Funds to the order of ____________ in the amount of $________ , all in accordance with the terms of
Section 3.1 of the Representative's Warrant Agreement dated as of __________, 199_ between __________ , INC. and JOSEPHTHAL LYON & ROSS INCORPORATED. The undersigned requests that a certificate for such securities be registered in the name of ____________ whose address is _____________________ and that such
Certificate be delivered to _________________ whose address is ________________

Dated: ____________________

                  Signature ____________________________
                 (Signature must conform
                  in all respects to name of holder as specified on the face of the Warrant Certificate.)

                  (Insert Social Security or Other Identifying Number of Holder)

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.2]

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________ shares of Common Stock all in accordance with the terms of Section 3.2 of the Representative's Warrant Agreement dated as of __________ 199_ between_______________, INC. and JOSEPHTHAL LYON & ROSS INCORPORATED. The undersigned requests that a certificate for such securities be registered in the name of ______________ whose address is_____________ and that such Certificate be delivered to ___________ whose address is

Dated: __________________________

                  Signature (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate. )

                  (Insert Social Security or Other Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

FOR VALUE RECEIVED) __________________________ hereby sells, assigns and transfers unto ___________________________.

(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated: ____________________

                  Signature:_____________________ (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                 (Insert Social Security or Other Identifying Number of
                  Assignee)